CONFIDENTIAL

biorestorative therapies

BRTX-100 Overview

Spring 2018



FORWARD LOOKING STATEMENTS; RESTRICTIONS ON USE

Statements in this BRTX-100 Overview ("Presentation"), including the information set forth as to the future financial or operating performance of BioRestorative Therapies, Inc. ("we" or the "Company"), that are not current or historical factual statements may constitute "forward looking" information within the meaning of securities laws. When used in this Presentation, such statements may include, among other terms, such words as "may," "will," "expect," "believe," "plan," "anticipate," "intend," "estimate," "project," "target" and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this Presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date.

Forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward looking statements. These forward looking statements may not be realized due to a variety of factors, including without limitation: (i) our limited operating history, lack of significant revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency; (ii) our ability to obtain sufficient financing to initiate and complete our clinical trials, satisfy our debt obligations and fund our operations; (iii) our ability to timely and successfully develop and commercialize brtxDISC, our lead product candidate for the treatment of chronic lumbar disc disease; (iv) delays in enrolling patients in our clinical trials; (v) disruption to our access to the media (including cell culture media) and reagents we are using in the clinical development of our cell therapy product candidates; (vi) failure of our clinical trials to demonstrate adequately the safety and efficacy of our product candidates; (vii) our lack of manufacturing capabilities to produce our product candidates at commercial scale quantities and lack of alternative manufacturing supply; (viii) a loss of our exclusive license rights with regard to our disc/spine technology; (ix) safety problems encountered by us or others developing new stem cell-based therapies; (x) ethical and other concerns surrounding the use of stem cell therapy which negatively impact the public perception of our stem cell products and/or services; (xi) our limited experience in the development and marketing of cell therapies; (xii) our reliance on novel technologies that are inherently expensive and risky; (xiii) significant product liability claims and litigation to which we may be subject, including potential exposure from the use of our product candidates in human subjects; (xiv) our inability to obtain reimbursement for our products and services from private and governmental insurers; (xv) our inability to protect our proprietary rights; and (xvi) compliance with applicable federal, state, local, and international requirements. See also "Management's Discussion and Analysis of Financial Condition and Results of Operations – Factors That May Affect Future Results and Financial Condition" set forth in the Company's most recent annual report filed with the SEC.

Many of these issues can affect the Company's actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, the Company. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this Presentation, it has been assumed that business and economic conditions affecting the Company will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

This Presentation is for review by the recipient only. The recipient, by accepting delivery of this Presentation, agrees the Presentation is furnished for the sole use of the recipient and for the sole purpose of providing information to the recipient. Any distribution of the Presentation to any other person or entity and any reproduction of the Presentation, or the divulgence of any of its contents, without our prior written consent, is prohibited. The delivery of this Presentation does not imply that the Presentation or other information furnished in connection therewith is correct as of any time subsequent to the date of delivery.

COMPANY BACKGROUND

BioRestorative Therapies, Inc. ("BRT") develops therapeutic treatments from adult stem cells

- Full-service research lab, based in Melville, NY
- Publicly-listed (OTC: BRTX)
- 10 employees, most with technical/science backgrounds
- Leadership and scientific advisors are pioneers in stem cell therapeutics space

We have developed BRTX-100®, a stem-cell based treatment for chronic lumbar disc disease ("cLDD"):

- Autologous stem cell-based biologic
- Hypoxic cultured, bone marrow-derived
- Single intradiscal injection

BRTX-100 is our lead clinical candidate because:

- Prior human data provides insight into the potential efficacy of BRTX-100
- FDA authorized commencement of Phase 2 clinical trial
- Large indication with few comparable therapies

LOW BACK PAIN IS A LEADING CAUSE OF DISABILITY AND HAS ENORMOUS SOCIAL AND ECONOMIC IMPACT

Chronic Lumbar Disc Disease is degenerative:

- Compromised disc with lower back pain
- Over time, functionality is also limited
- Disc degeneration is presently irreversible

80% of adults experience lower back pain:

- More than 30% of people aged 30-50 have some degree of disc degeneration
- In people over 60, disc degeneration is a normal finding on MRI scans

Standard of care focuses on pain management with limited efficacy:

- Failed conservative intervention leads to surgery
- Conservative interventions include physical therapy, steroids, and narcotics
- Surgical interventions include spinal fusions and discectomies



- Katz JN. Lumbar disc disorders and low-back pain: socioeconomic factors and consequences. J Bone Joint Surg Am. 2006;88 (Suppl 2):21–24.
- Lumbar Degenerative Disc Disease (DDD) (Peter F. Ullrich, Jr., MD, 2013)

CURRENT TREATMENT OPTIONS INCLUDE CONSERVATIVE INTERVENTIONS THAT OFTEN LEAD TO INVASIVE SURGICAL PROCEDURES

Conservative Treatment Options

Oral Medication Treatment

- OTC pain medications (NSAIDs, analgesics)
- Narcotics (codeine, oxycodone-acetaminophen combination)
- Nerve pain medications (gabapentin, pregabalin, duloxetine, tramadol)

Injection Treatment

- Epidural steroid injections
- Epidural anesthetic injections

Physical Measures

- Physical therapy
- Chiropractic/osteopathic manipulation
- Exercise or activity modifications

- **Minimal long term efficacy; mostly pain management**
- **Frequent and continuous need for treatment**
- **Very costly over sustained periods of treatment**

Surgical Treatment Options

Spinal Fusion Surgery

- Posterior lumbar fusion (PLF)
- Posterior lumbar interbody fusion (PLIF) & Transforaminal lumbar interbody fusion (TLIF)
- Anterior lumbar interbody fusion (ALIF)
- Extreme lateral interbody fusion (XLIF)

Discectomy

- Microdiscectomy
- Open discectomy

Disc Replacement Surgery

- Artificial disc replacement (ADR)

- **Highly invasive, with surgical risk**
- **Variable efficacy (35%) with risk of long term disability**
- **Very expensive**

BRTX-100 SHOWS GREAT PROMISE TO TREAT COMPROMISED DISCS WITHOUT SURGERY

Description

- Targeted for patients whose pain and disabilities have not been alleviated by conservative treatments and face the prospect of surgery
- Product formulated from autologous hypoxic cultured mesenchymal stem cells (or MSCs) collected from the patient's bone marrow and co-administered with an autologous biomaterial carrier (human platelet lysate)
- **Production/Treatment Process (5 weeks):**
  - Physician extracts bone marrow and blood from patient's hip; unprocessed samples are shipped to BRT
  - BRT initiates culturing of stem cells, selecting and expanding cells that are able to survive in hypoxic (low oxygen) environments
  - BRT formulates and cryopreserves BRTX-100 with autologous platelet lysate. BRTX-100 is shipped back to the physician
  - Physician administers in 30-min outpatient procedure

Key Attributes

- **One-time, intradiscal injection performed as a 30-minute outpatient procedure**
- **Autologous product minimizing safety concerns**
- **Potent hypoxic-cultured MSCs designed to survive in disc microenvironment**
- **Co-administered with biomaterial carrier (Platelet Lysate) to increase potency, viability and survivability**
- **Robust, scalable, highly-reproducible, proprietary formulation process**
- **Prior human studies have shown safety and therapeutic benefit**
- **Low cost and minimally invasive**
- **Early evidence of improved efficacy over alternatives**

HUMAN DATA FROM STUDIES OF THERAPIES SIMILAR TO BRTX-100 SHOW REDUCED PAIN, INCREASED FUNCTION, AND AN ABSENCE OF SIGNIFICANT SAFETY ISSUES

Centeno et al. J Transl Med (2017) 15:197 DOI 10.1186/s12967-017-1300-y
Journal of Translational Medicine
RESEARCH Open Access

Treatment of lumbar degenerative disc disease-associated radicular pain with culture-expanded autologous mesenchymal stem cells: a pilot study on safety and efficacy

Christopher Centeno[1,2], Jason Markle[1], Ehren Dodson[2*], Ian Stemper[2], Christopher J. Williams[1], Matthew Hyzy[1], Thomas Ichim[3] and Michael Freeman[4]

- **Description**: 33 patients diagnosed with degenerative disc disease received an intradiscal injection of autologous, hypoxic cultured, bone marrow-derived MSCs (15.1 to 51.6 million cells) as part of a US based investigator initiated study. Prospective registry data was obtained at multiple time intervals up to 6 years post-treatment.
- **Results:** Study results on the use of hypoxic cultured autologous MSCs demonstrated no safety issues, substantially reduced pain, increased function, and reduced disc bulge size. Pain change score relative to baseline were significant at 3, 36, 48, 60 and 72 months post-treatment. Single assessment numeric evaluation ratings showed improvement of 60% at 3 years post-treatment. Functional rating index post-treatment change scores exceeded the minimally clinically important difference. 85% of the patients (n=20) who underwent post-treatment MRIs had a 25 % reduction in disc bulge size.

Original Clinical Science—General

Intervertebral Disc Repair by Allogeneic Mesenchymal Bone Marrow Cells: A Randomized Controlled Trial

David C. Noriega, MD, PhD,[1] Francisco Ardura, MD, PhD,[1] Rubén Hernández-Ramajo, MD, PhD,[1] Miguel Ángel Martin-Ferrero, MD, PhD,[1] Israel Sánchez-Lite, MD,[2] Borja Toribio, MD,[2] Mercedes Alberca, PhD,[3] Verónica García, PhD,[3] José M. Moraleda, MD, PhD,[4] Ana Sánchez, MD, PhD,[5] and Javier García-Sancho, MD, PhD[5]

- **Description**: 24 patients with chronic back pain were randomized into either treatment group or control group. Treatment group received $25x10^6$ bone marrow-derived MSCs. Clinical outcomes were followed up for 1 year and included evaluation of pain, disability and quality of life.
- **Results:** Feasibility and safety of a $25x10^6$ cell dose was confirmed and clinical efficacy was identified. MSC-treated patients displayed a quick and significant improvement in algo-functional indices versus controls. VAS and ODI were significantly reduced at 3 months after MSC transplantation and the improvement maintained at 6 and 12 months. Degeneration, quantified by Pfirrmann grading, improved in the MSC-treated patients and worsened in the control group

---

Safety and tolerability of intradiscal implantation of combined autologous adipose-derived mesenchymal stem cells and hyaluronic acid in patients with chronic discogenic low back pain: 1-year follow-up of a phase I study

Hemant Kumar[1†], Doo-Hoe Ha[2†], Eun-Jong Lee[3†], Jun Hee Park[4], Jeong Hyun Shim[4], Tae-Keun Ahn[5], Kyoung-Tae Kim[6], Alexander E. Ropper[7], Seil Sohn[1], Chung-Hun Kim[8], Devang Kashyap Thakor[9], Soo-Hong Lee[10*] and In-Bo Han[1*]

- **Description**: 10 patients with chronic back pain received a single injection of $20x10^6$ and $40x10^6$ of autologous adipose-derived MSCs. Safety and clinical outcomes were evaluated by assessing VAS, ODI, Short Form-36 (SF-36), and imaging at regular intervals over 1 year.
- **Results:** No serious or adverse events were reported during the 1-year follow up period. VAS, ODI, and SF-36 scores significantly improved in both dosing cohorts compared to base line. In addition three patients of the ten included in the study were determined to have increased water content based on an increased diffusion coefficient on diffusion MRI.

INDEPENDENT CONSULTING FIRM HAS VALIDATED BRTX-100 APPROACH

DefinedHealth
a CELLO HEALTH business

In May 2018, Defined Health conducted a study with relevant key opinion leaders (KOLs) to provide an informed, independent review of BRTX-100, its supporting data, and its potential to treat cLDD. Key findings include:

- **Stem-cell therapies have "great potential" to treat cLDD (and related therapeutic areas)**
- **Autologous products (as opposed to allogeneic) are the "future of cell-based therapies"**
  - Autologous approaches (1) contain reduced risk of host rejection and infection and (2) are more durable
- **KOLs held positive reactions to preclinical/clinical data and were "optimistic that the clinical data presented to date is likely to be mirrored in future [trials]"**
- **KOLs anticipate that if approved, BRTX-100 would be "integrated into the standard of care for eligible cLDD patients"**

BRTX-100 IS SAFER AND MORE POTENT THAN ITS CLOSEST COMPARABLE

	biorestorative therapies	mesoblast		**BRTX-100's Advantages**
Drug name and description	**BRTX-100**: adult stem cell biologic, administered via 30-minute outpatient intradiscal injection	**MPC-06-ID**: adult stem cell biologic, administered via 30-minute outpatient intradiscal injection		
Key attributes				
	Autologous – uses patients own stem cells	**Allogeneic** – uses cadaver-derived human stem cells (not from patient)	✓	Autologous cells means low to no risk of rejection, greater safety profile (introduction of viral/genetic), streamlined regulatory path
	Hypoxic cultured – in low oxygen environment (5%)	**Normoxic cultured** – with normal oxygen environment (~20%)	✓	Hypoxic culturing creates increased cell proliferation, greater plasticity, increased paracrine effect and increased cell survival after application
	Autologous Platelet Lysate Carrier	**Hyaluronic Acid** Carrier	✓	Autologous platelet lysate provides growth factors that interact with the cells, allowing for better cell survival
	100% Animal-Free Manufacturing Process	**Animal Products** Used in Manufacturing Process	✓	Low to no risk of safety concerns related to immunological and zoonotic transmission
Stage of Development	**Phase 2** clinical trial approved under active IND 17275	**Phase 3** clinical trial currently enrolling participants	✗	

CHRONIC BACK PAIN IS A $100B MARKET IN U.S. ALONE, WITH SPINAL FUSION COSTS APPROACHING $40B ANNUALLY

"Back pain is a $100-billion-per-year industry in the US."[1]

"Spinal fusion surgery is the form of elective surgery that people spend the most on in the US, costing a total of $40 billion per year. The problem is, it rarely works."[2]

250 million
American adult population

25 million
American adults with chronic lower back pain prevalence

12 million
American adults with diagnosed and treated disc degeneration

5.6 million
American adults with disc protrusion, herniation, or bulge

500,000
Spinal fusion surgeries per year

1 Katz JN. Lumbar disc disorders and low-back pain: socioeconomic factors and consequences. J Bone Joint Surg Am. 2006;88 (Suppl 2):21–24.
2 The $100 billion per year back pain industry is mostly a hoax, (Quartz, June 26, 2017) *available at* https://qz.com/1010259/the-100-billion-per-year-back-pain-industry-is-mostly-a-hoax/

OUR ANALYSIS INFERS PRICING CAN EXCEED $25K PER TREATMENT, ACHIEVING HIGHER QUALITY OUTCOMES AT LOWER COST THAN CURRENT SUBSTITUTES

Conservative Treatments

Oral Medication Treatment

$1,000-$2,000 annually

Injection Treatment

$8,000 annually

($2,000 per injection, 2 injections per treatment, semi-annual treatment)

Physical Measures

$20,000 annually

(~$200 per session x 2 sessions per week)

Surgical Treatments

Spinal Fusion Surgery

$80,000-$150,000

Discectomy

$20,000-$50,000

Disc Replacement Surgery

$80,000-$150,000

$25,000 for a single treatment using BRTX-100 is easily justifiable based on the cost of alternatives

Compares favorably to conservative treatment costs, which persist for years

AND

Significantly less expensive than the most common surgical procedures

- Low Back Treatment Trends Affecting Health Insurance Payers (ChiroCare, 2014)
- Degenerative Disc Treatment Cost, available at http://health.costhelper.com/degenerative-disc.html
- https://www.mdsave.com/procedures/epidural-steroid-injection/d583f9c4

CONSERVATIVE PROJECTIONS SHOW $13B+ MARKET POTENTIAL FOR BRTX-100

Total Sales Potential (Billions)
Stem-cell therapies for chronic disc degeneration



13.0
10.3
5.9
2.8
1.3
0.4
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027

	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
Treated Patients (000s)					17	53	112	235	412	518

Key Assumptions

- Spinal fusion surgeries projection as baseline, with 464k surgeries per year (2014), growing at 4.9% per annum[1]
- Replacement rate of regenerative biologics starting at 2.5% in 2022 (17k treatments) to steady-state 60% of all surgeries by 2027 (518k treatments)
- $25,000 reimbursable price per treatment[2]

Opportunities not modeled

- Additional discs in treated patients
- First-line interventions
- Treating other lower back pain (beyond cLDD)
- Indications for other musculoskeletal disorders
- International markets

1. Surgeries in Hospital-Based Ambulatory Surgery and Hospital Inpatient Settings, 2014 (AHRQ, revised Feb 2018) *available at* https://www.hcup-us.ahrq.gov/reports/statbriefs/sb223-Ambulatory-Inpatient-Surgeries-2014.jsp; Global lumbar spinal fusion market to see 4.9% CAGR through 2020 (Becker Spine Review, Jan 2017) reviewing Market Reports World analysis.
2. Team analysis

BRTX-100 HAS BEEN DEVELOPED, HAS AN ACTIVE IND, AND AUTHORIZATION FROM THE FDA TO BEGIN ITS PHASE 2 TRIAL

Today | FDA Approval

Pre-clinical R&D	Phase 1 (not required)	Phase 2	Phase 3
2015-2017	2017	2018-2020	2020-2023
• BRT secures relevant license from Regenerative Sciences in 2012 • Develops commercial and scalable BRTX-100 product • Proceeds with clinical strategy to leverage prior human experience using MSCs to treat cLDD	• BRT submits IND • FDA authorizes commencement of Phase 2 trial	• BRT ready to begin double-blind, placebo-controlled, randomized Phase 2 study • Primary endpoints are measured at 6 months, with expected Phase 2 study to last 24 months	• In the event of a successful Phase 2 trial, expected value of BRTX-100 should increase significantly

BRTX-100 HAS A FAVORABLE PHASE 2 TRIAL DESIGN

The Phase 2 trial is a double-blinded, placebo controlled, randomized study

- **Study includes 72 subjects (2:1 product to placebo)**
- **Included subjects will have only one diseased disc**
- **Endpoints are based on a 30% reduction in pain and a 30% increase in function**
  - Considered by FDA and key opinion leaders as minimal clinically important differences
  - Functional improvement based on the Oswestry questionnaires (ODI)
  - Pain reduction measured using the Visual Analogue Scale (VAS)
- **Primary endpoints are measured at 6 months, with expected Phase 2 study to last 24 months. MRI evaluations—at screening and semi-annually thereafter—will also be used**
- **Comparative control cohort consists of saline injection**

PATENTS PENDING AND DATA EXCLUSIVITY SHOULD ALLOW BRTX-100 TO EXPLOIT THE MARKET OPPORTUNITY

IP and legislative protections include:

- **Licensed patent application covering methods of culturing cells under hypoxic conditions and their use in avascular areas, currently being reviewed by the US Patent and Trademark Office (PTO)**
  - Pending claims include method of treatment and method of manufacture
  - BRT has responded to the PTO's latest action, and is awaiting its response
- **As a reference product, BRTX-100 will be afforded 12 years of data exclusivity via the Biologics Price Competition and Innovation Act**

K&L Gates, a highly reputable law firm in biotechnology intellectual property, is representing BRT in its patent prosecutions, with John Desmarais, a BRT board member and well-known patent counsel supervising the work

EXPERIENCED LEADERSHIP AND RECOGNIZED ADVISORS



Mark Weinreb, M.S., CEO & Chairman

Mr. Weinreb is an early pioneer in the field of regenerative medicine and cellular therapy and has significant experience in running public companies. He has been CEO since 2010 and board Chairman since 2011. He previously served as the CEO/Chairman of Phase III Medical, Inc. where he acquired NeoStem, Inc. (NS California), an adult stem cell collection company that became Caladrius Biosciences, Inc. (NASDAQ: CLBS). Mr. Weinreb operated and owned Bio Health Laboratories, Inc., a state-of-the-art medical diagnostic laboratory providing clinical testing services for physicians, hospitals, and other medical laboratories

Northwestern (BA); CW Post, Long Island University MS (Medical Biology)



Adam Bergstein, SVP, Planning & Development

Mr. Bergstein joined BRT in January 2018 to support drug development efforts. Prior to BRT, Mr. Bergstein was the founder and Managing Member of PharmaShield, an entity created to insure branded pharmaceutical companies against premature generic entry caused by invalidation of drug patents before their expiry dates. Prior to PharmaShield, he worked in the health economics group at the RAND Corporation, during which time he created derivatives to help mitigate risk within the broader healthcare markets. Earlier in his career, Mr. Bergstein was a private equity investor on both the East Coast and in the Midwest.

U. Penn (BA, Economics); Northwestern-Kellogg (MBA)



Francisco Silva, Chief Scientist, VP of R&D

Mr. Silva joined BRT in April 2011 and is responsible for all laboratory operations and the development and growth of our stem cell programs. Prior to BRT, Mr. Silva served as CEO of DV Biologics LLC, and as President of DaVinci Biosciences LLC, companies engaged in the commercialization of human--based biologics .Before that, he was CP, R&D for PrimeGen Biotech LLC,. He has obtained a number of patents relating to stem cells and is a well published in stem cell research.

California State Polytechnic University (BS, Biology) with Graduate Presidential Fellowship and MBRS Fellowship.



John M. Desmarais, J.D., Board Member

Mr. Desmarais is the founding partner of Desmarais LLP, an intellectual property trial boutique, and the founder and owner of Round Rock Research LLC, a patent licensing company. From 1997--2009, he was a partner at Kirkland & Ellis LLP , where he headed its intellectual property group and served on the firms management committee from 2004-2009. In 2016 and 2017, U.S. News & World Report, ranked Mr. Desmarais' law firm, among the Best Law Firm's for Patent Litigation, and in 2017, Mr. Desmarais himself was ranked by Best Lawyers in America as New York Patent Law Lawyer of the Year.

Manhattan College (B. Ch. E., Chemical Engineering); NYU (JD)



Wayne Marasco, M.D., Ph.D., Chairman, Scientific Advisory Board

Dr. Marasco is Chairman of BRT's Scientific Advisory Board. He is a principal faculty member of Harvard Stem Cell Institute, Professor at the Dana-Farber Cancer Institute, and Professor of Medicine at Harvard Medical School. Dr. Marasco is a licensed physician--scientist with training in internal medicine and specialty training in infectious diseases. Most recently, Dr. Marasco was co-founder and Chairman of the Scientific Advisory Board and Medical Advisory Board of NeoStem, Inc., a publicly traded adult stem cell company. He has authored over 110 peer--reviewed scientific publications, over 25 reviews, chapters, monographs and editorials and is listed as the inventor on 36 patents.



Wayne Olan, M.D., Clinical Director, Regenerative Disc Program

Dr. Olan, a board-certified interventional neuroradiologist, is the director of endovascular and minimally invasive image guided neurosurgery in Washington, D.C. at the George Washington University Medical Center, and is also an associate professor at The George Washington University School of Medicine & Health Sciences. Dr. Olan has over 150 published papers, posters, abstracts and lectures on endovascular treatment of cerebrovascular disorders, including the treatment of cerebral aneurysms, arteriovenous malformations, and the treatment of stroke. A great deal of his research has covered the interventional treatment of spinal disorders.

PHASE 2 CLINICAL TRIAL TO COST $18M

(thousands)	**Year 1**	**Year 2**	**Year 3**	**Total**
Clinical Development				
Patient Costs		$3,089		**$3,089**
Salaries/Consultants	$313	$313	$250	**$875**
CRO	$598	$2,763	$2,357	**$5,717**
Manufacturing/Quality	$1,593	$3,286	$738	**$5,617**
G&A	$510	$720	$720	**$1,950**
R&D	$200	$300		**$500**
Total	**$3,213**	**$10,470**	**$4,065**	**$17,748**

SUMMARY AND KEY TAKEAWAYS

FDA granted authorization to commence a Phase 2 clinical trial using BRTX-100 under active IND 17275

Independent review was optimistic that existing clinical results are likely to be mirrored in Phase 2 trial

BRTX-100 is targeting a large indication that has few comparable treatment options

- 25M Americans suffer from chronic lower back pain, with 5.6M experiencing major disc issues (i.e. protrusion, bulging) and 500K undergoing spinal fusion surgery each year
- Less expensive and likely more efficacious than current treatments

IP protection includes pending patent applications, as well as 12 years of data exclusivity



40 Marcus Drive, Suite One
Melville, NY 11747
www.biorestorative.com

Adam Bergstein, SVP, Planning & Development
abergstein@biorestorative.com
(312) 445-8880